SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [x]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[  ]  Preliminary Proxy Statement        [  ]  Confidential, For Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[x]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                               DST Systems, Inc.
 ...........................................................................
                (Name of Registrant as Specified In Its Charter)

 ...........................................................................
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant}

Payment of Filing Fee (Check the Appropriate Box):

[x]   No fee required
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1)  Title of each class of securities to which transaction applies:
          .................................................................
      2)  Aggregate number of securities to which transaction applies:
          .................................................................
      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
          .................................................................
      4)  Proposed maximum aggregate value of transaction:
          .................................................................
      5)  Total fee paid:
          .................................................................

[ ]   Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)  Amount Previously Paid:
          .................................................................
      2)  Form, Schedule or Registration Statement No.:
          .................................................................
      3)  Filing Party:
          .................................................................
      4)  Date Filed:
          .................................................................

[DST LOGO]
333 West 11th Street
Kansas City, Missouri 64105

                                DST SYSTEMS, INC.


                           NOTICE AND PROXY STATEMENT


                                       for


                       The Annual Meeting of Stockholders


                              Tuesday, May 12, 1998





                             YOUR VOTE IS IMPORTANT!


        Please mark, date and sign the enclosed Proxy or Instruction Card and promptly return it in the enclosed envelope.




MAILING OF THIS NOTICE AND PROXY STATEMENT, AND THE ACCOMPANYING PROXY OR INSTRUCTION CARD AND 1997 ANNUAL REPORT, COMMENCED ON OR ABOUT MARCH 31, 1998.

                                DST SYSTEMS, INC.
                              333 WEST 11TH STREET
                           KANSAS CITY, MISSOURI 64105

                                 PROXY STATEMENT
                                       AND
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                  MAY 12, 1998

         You are hereby notified of and cordially invited to attend the Annual Meeting of Stockholders of DST Systems, Inc., a Delaware corporation ("DST"), to be held at the Muehlebach Tower, Truman-A Room, Kansas City Marriott Downtown, 200 West 12th Street (12th Street and Wyandotte), Kansas City, Missouri, at 10:30 a.m., Central Time, on Tuesday, May 12, 1998, to consider and vote upon the following matters:

1. Election of two directors; and

2. Such other matters as may properly be brought before the Annual Meeting or any adjournment thereof.

         The Board of Directors has set the close of business on March 17, 1998 as the record date for determining which stockholders are entitled to notice of and to vote at this meeting or any adjournment thereof.

         It is important that your shares be represented at the meeting. A Proxy Card is enclosed for those of you who hold shares directly. If you are a participant in The Employee Stock Ownership Plan and Trust Agreement of DST Systems, Inc., an Instruction Card is enclosed to permit you to direct the vote of shares allocated to you under that Plan. Please date the card, sign it and promptly return it in the enclosed envelope, which requires no postage if mailed in the United States. Alternatively, you may cast your votes electronically as described on the enclosed card.

         If you own shares registered in the name of a broker, you should receive a card from that broker permitting you to direct the broker to vote those shares.

         Any stockholder or stockholder's representative who, because of a disability, may need special assistance or accommodation to participate in the Annual Meeting of Stockholders should contact DST's Corporate Secretary at the above address, (816) 435-4636. To provide DST sufficient time to arrange for reasonable assistance, please submit all such requests by May 1, 1998.

                                         By Order of the Board of Directors,
                                         /s/ Robert C. Canfield
                                         Robert C. Canfield
                                         Senior Vice President, General Counsel
                                         and Secretary

The date of this Notice is March 31, 1998.

                                DST SYSTEMS, INC.
                              333 WEST 11TH STREET
                           KANSAS CITY, MISSOURI 64105


                                 PROXY STATEMENT

                                    CONTENTS

                                                                    Page

Voting                                                                1

Principal Stockholders and
Stockholdings of Management                                           4

Proposal - Election of Two Directors                                  7

The Board of Directors                                                8

Executive Compensation                                               10

Other Matters                                                        19

                                 PROXY STATEMENT

         This statement is being mailed on or about March 31, 1998, to all stockholders of record at the close of business on March 17, 1998, the record date ("Record Date") for the determination of stockholders entitled to vote at the Annual Meeting of Stockholders of DST Systems, Inc. ("DST") to be held at 10:30 a.m. Central Time, on Tuesday, May 12, 1998, at the Muehlebach Tower, Truman-A Room, Kansas City Marriott Downtown, 200 West 12th Street (12th Street and Wyandotte), Kansas City, Missouri ("Annual Meeting"). This statement is furnished in connection with the solicitation by the Board of Directors of DST ("DST Board") of your proxy or instructions to vote on the proposal to be considered at the Annual Meeting and is accompanied by both the Annual Report to stockholders of DST for the year ended December 31, 1997, containing certain financial information, and by a Proxy Card or an Instruction Card.

                                     VOTING

         PROPOSAL. At the Annual Meeting, the DST Board intends to present the election of two directors to the stockholders for their consideration and vote. The DST Board knows of no other matters that will be presented or voted on at the Annual Meeting. Stockholders do not have any dissenters' rights of appraisal in connection with the election of two directors.

         GENERAL VOTING RULES. Only the holders of record of DST's common stock, par value $0.01 per share (the "DST Common Stock"), at the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting. The DST Common Stock is DST's only class of voting securities outstanding. On the Record Date, DST had outstanding 48,936,953 shares of DST Common Stock.

         The Amended and Restated By-laws of DST (the "By-laws") entitle each stockholder to cast one vote for each share of DST Common Stock held by such stockholder on the Record Date on all matters to be voted on at the Annual Meeting other than the election of directors.

         In order for any of the proposals to be approved at the Annual Meeting, a quorum of DST stockholders must be present at the meeting, either in person or through a proxy, regardless of whether such stockholders vote their shares. The holders of a majority of the shares of DST Common Stock outstanding on the Record Date constitute a quorum. With respect to any proposal other than the election of directors, the DST stockholders present at the meeting must vote a majority of their shares for the proposal.

         Stockholders may vote cumulatively for directors. In other words, the By-laws entitle each stockholder to cast a number of votes equal to the number of shares of DST Common Stock held by such stockholder on the Record Date multiplied by the number of directors to be elected, and the stockholder may cast all such votes for a single nominee or distribute them between the nominees as the stockholder chooses. The directors are elected by a plurality of the shares voted by the stockholders. The plurality is determined by reference to the number of votes for each director nominee, and where, as here, there are two vacancies for director, the two nominees with the highest number of affirmative votes are elected.

         TABULATION OF VOTES. The DST Board has appointed three inspectors to certify the votes. The percentage of shares that have been affirmatively voted for a proposal other than the election of directors is determined by dividing the affirmative votes by the total of the number of shares voted for the proposal, the number of shares voted against the proposal, and the number of shares abstained from voting on the proposal. A stockholder may abstain from voting on any proposal other than the election of directors, and shares for which the holders abstain from voting are not considered to be votes affirmatively cast. In other words, abstaining on a proposal will have the effect of a vote against a proposal. With regard to the election of directors, votes may be cast in favor or withheld; votes that are withheld will be excluded entirely from the vote and will have no effect.

         HOW STOCKHOLDERS VOTE. Stockholders may hold DST Common Stock in their own names, through allocations to the stockholders' accounts under The Employee Stock Ownership Plan and Trust Agreement of DST Systems, Inc.
(the "DST ESOP"), or through a broker, and may vote such stock as follows:

         DST COMMON STOCK HELD IN STOCKHOLDER'S NAME. Stockholders who hold DST Common Stock in their own names may only vote their shares of DST Common Stock if they or their proxies are present at the Annual Meeting. Stockholders may appoint as their proxy the Proxy Committee, which consists of officers of DST whose names are listed on the Proxy Card. The Proxy Committee will vote all shares of DST Common Stock for which it is the proxy as specified by the stockholders on the Proxy Cards. A stockholder desiring to name as proxy someone other than the Proxy Committee may do so by crossing out the names of the Proxy Committee members on the Proxy Card and inserting the full name of such other person or persons (but no more than two). In that case, the stockholder must sign the Proxy Card and deliver it to the person named, and the person named must be present and vote at the Annual Meeting.

         If a properly executed and unrevoked Proxy Card solicited hereunder does not specify how the shares of DST Common Stock represented thereby are to be voted, the Proxy Committee intends to vote such shares for the election as directors of the persons nominated by the DST Board ("Board Nominees") and in accordance with the discretion of the Proxy Committee upon such other matters as may properly come before the Annual Meeting. This Proxy Statement solicits, and the Proxy Card grants, discretionary authority to the Proxy Committee to vote cumulatively for directors by, for instance, casting all its votes for a single Board Nominee, but the Proxy Committee does not intend to do so unless other persons are properly nominated and such a vote appears necessary to assure that a Board Nominee is elected.

         A stockholder may revoke a Proxy Card with a later-dated, properly executed Proxy Card or other writing delivered to the Corporate Secretary of DST at any time before the Proxy Committee votes at the Annual Meeting. Attendance at the Annual Meeting will not have the effect of revoking a properly executed Proxy Card unless the stockholder delivers a written revocation to the Corporate Secretary before the proxy votes.

         DST COMMON STOCK ALLOCATED UNDER THE DST ESOP. Individuals for whom shares of DST Common Stock are allocated in the DST ESOP may on the Instruction Card instruct the DST ESOP trustee how to vote their allocated shares. The DST ESOP trustee must also vote any shares of DST Common Stock not allocated to the accounts of participants and the shares for which it received no instructions in the same proportion as those shares for which it received instructions. The DST ESOP trustee may vote shares allocated to the accounts of the DST ESOP participants either in person or through a proxy. DST ESOP participants may not vote the shares allocated to their accounts in person, and they may revoke their instructions to the DST ESOP trustee only by contacting the trustee prior to the time the trustee casts the DST ESOP vote, and by complying with the trustee's procedures for revoking the instructions.

         DST COMMON STOCK HELD THROUGH A BROKER. DST Common Stock is listed for trading on the New York Stock Exchange ("NYSE") and on the Chicago Stock Exchange ("CHX"). Each stock broker must solicit from its customers holding DST Common Stock through the broker directions on how to vote the customers' shares, and the broker must then vote such shares in accordance with such directions. A broker's customers may revoke such directions by contacting their broker and following the broker's revocation procedures.

         Whether member brokers may vote the shares of their customers when they have not received directions from their customers depends on the proposal and on the rules and procedures of the NYSE and the CHX. DST anticipates that member brokers will be entitled to vote the shares for which they have not received directions on the election of directors, which is the only proposal described herein.

         When a broker has not received directions from customers on whether to vote for a proposal, and the broker cannot or does not vote the shares it holds for such customers, a "broker non-vote" has occurred. (Customer directed abstentions are directions to the broker and therefore do not cause broker non-votes.) Broker non-votes generally would not affect the determination of whether the holders of the majority of shares of outstanding DST Common Stock are present at the Annual Meeting because typically some of the shares held in the broker's name have been voted on at least some proposals, and therefore, all of such shares held in the broker's name are considered present at the Annual Meeting. A broker non-vote will have the same effect as a vote against any proposal other than the election of directors, on which it will have no effect.

             PRINCIPAL STOCKHOLDERS AND STOCKHOLDINGS OF MANAGEMENT

         The following table sets forth information as of the Record Date concerning the beneficial ownership of DST Common Stock by: (i) beneficial owners of more than 5% of the outstanding DST Common Stock which have publicly filed a report acknowledging such ownership; (ii) the directors and certain executive officers of DST; and (iii) all of DST's executive officers and directors as a group. Beneficial ownership generally means either the sole or shared power to vote or dispose of the shares. Except as otherwise noted, the holders have sole voting and dispositive power. No officer or director of DST owns any equity securities of any subsidiary of DST.

                                                       Shares of
                                                         Common       Percent
Name and Address                                         Stock<F1> of Class<F2>


Kansas City Southern Industries, Inc. ("KCSI")<F3>     20,263,426<F4>   41.4%

FMR Corp., Edward C. Johnson III,                       4,225,290<F6>    8.6%
Abigail P. Johnson, Fidelity
Management & Research Company ("Fidelity"),
Fidelity Management Trust Company ("Fidelity Trust")<F5>

UMB Financial Corporation ("UMBFC"),                    2,988,858<F8>    6.1%
UMB Bank, N.A. ("UMB"), and
the DST ESOP<F7>

Massachusetts Financial                                 2,492,396<F10>   5.1%
Services Company<F9>

A. Edward Allinson                                         18,000<F11>   (*)
Director

Robert C. Canfield                                         94,683<F12>   (*)
Senior Vice President,
General Counsel and Secretary

Michael G. Fitt                                            16,000<F11>   (*)
Director

James P. Horan                                            102,877<F13>   (*)
Chief Information Officer

Thomas A. McCullough                                      247,022<F14>   (*)
Executive Vice President, Director

Thomas A. McDonnell                                       508,433<F15>   1.0%
President and Chief
Executive Officer, Director

William C. Nelson                                          13,100<F11>   (*)
Director

Charles W. Schellhorn                                     164,340<F17>   (*)
President, Output Technologies, Inc.<F16>

M. Jeannine Strandjord                                     14,000<F11>   (*)
Director

All Executive Officers and Directors                    1,744,100<F18>   3.6%
as a Group (17 Persons)

--------------------

(*)Less than 1% of the outstanding DST Common Stock.
<F1> Under Rule 13d-3 under the Securities Exchange Act of 1934, as amended
     (the "Exchange Act"), share amounts shown for DST's officers and directors include shares they may acquire upon the exercise of options which are exercisable at the Record Date or will become exercisable within 60 days of such date and shares allocated to the accounts of such persons under the DST ESOP. The holders may disclaim beneficial ownership of any such shares which are owned by or with family members, trusts or other entities.

<F2> The percentage is based on the number of shares outstanding as of the
     Record Date.

<F3> The address of KCSI is 114 West 11th Street, Kansas City, Missouri 64105.

<F4> The number of shares is based upon information reported in a Form 4 dated
     January 6, 1998.

<F5> The address of FMR Corp., Fidelity and Fidelity Trust is 82 Devonshire
     Street, Boston, Massachusetts 02109. Edward C. Johnson III is Chairman of and Abigail P. Johnson is a director of FMR Corp. Fidelity and Fidelity Trust are wholly owned subsidiaries of FMR Corp.

<F6> The number of shares is based upon information in Amendment No. 1 to
     Schedule 13G dated February 14, 1998 (the "FMR Schedule"). The FMR Schedule states that Fidelity beneficially owns 3,724,200 shares and Fidelity Trust beneficially owns 501,090 shares of DST Common Stock.

<F7> The address for UMB, UMBFC, and the DST ESOP is 1010 Grand, Kansas City,
     Missouri 64106.

<F8> The number of shares is based on 3,188,858 shares of DST Common Stock held as of December 31, 1997 reported in Amendment No. 2 to Schedule 13G, dated February 13, 1998 (the "UMB Schedule"), jointly filed by UMB, UMBFC, and the DST ESOP. Of the 3,188,858 shares of DST Common Stock beneficially owned by UMB, UMB reported that it holds 3,187,568 shares as trustee of the DST ESOP and 1,290 shares in other capacities. The number of shares of DST Common Stock shown in the UMB Schedule has been reduced in the above table by the number of shares of DST Common Stock the DST ESOP has sold since December 31, 1997. Shares held by UMB as trustee of the DST ESOP include shares allocated to the accounts of DST ESOP participants. UMB and the DST ESOP disclaimed in the UMB Schedule beneficial ownership of the shares allocated to participants' accounts. Voting and dispositive power over such allocated shares are vested in the DST ESOP participants, who have the right to direct the voting of all such allocated shares and the tendering of such shares in response to offers to purchase. The DST ESOP requires the trustee to vote any unallocated shares in the same proportion as the allocated shares. UMBFC reported that it does not own of record any DST Common Stock, that it participated in the filing of the UMB Schedule solely as a result of its ownership of 100% of stock of UMB, and that it is prohibited by law from directing the voting or disposition of the shares and therefore disclaims beneficial ownership of the shares shown in the UMB Schedule. The 3,188,858 shares reported in the UMB Schedule do not include 86,759 shares held by UMB in custody accounts for which UMB does not have voting or dispositive power.

<F9> The address of Massachusetts Financial Services Company is 500 Boylston
     Street, Boston, Massachusetts 02116.

<F10>The number of shares is based upon information in Amendment No. 1 to
     Schedule 13G dated February 12, 1998 ("MFS Schedule"). The MFS Schedule states that the shares are also beneficially owned by certain non-reporting entities as well as MFS.

<F11>Includes 13,000 shares that may be acquired through option exercises.

<F12>Includes  82,000 shares that may be acquired through option exercises and 5,934 shares allocated to his account in the DST ESOP.

<F13>Includes 82,000 shares that may be acquired through option exercises and 13,374 shares allocated to his account in the DST ESOP.

<F14>Includes 1,000 shares held by members of his immediate family, 220,000 shares that may be acquired through option exercises and 18,113 shares allocated to his account in the DST ESOP.

<F15>Includes 475,000 shares that may be acquired through option exercises and 18,933 shares allocated to his account in the DST ESOP.

<F16>Output Technologies, Inc. is a wholly owned subsidiary of DST.

<F17>Includes 140,000 shares that may be acquired through option exercises and 12,530 shares allocated to his account in the DST ESOP.

<F18>Includes 1,506,250 shares that may be acquired through option exercises by the Executive Officers and Directors and by the spouse of an Executive Officer and 152,055 shares allocated to the DST ESOP accounts of Executive Officers and the spouses of two Executive Officers.

                      PROPOSAL - ELECTION OF TWO DIRECTORS

         The By-laws classify the DST Board into three classes and stagger the terms of each class to expire in different years. The term of office of one class of directors expires each year in rotation so that at each annual meeting of stockholders one class is up for election for a full three-year term. The terms of the Board Nominees are expiring at this Annual Meeting. Directors elected at the Annual Meeting will hold office for a three-year term expiring in 2001 or until their successors are elected and qualified. DST expects that the other directors will continue in office for the remainder of their terms.

         The Board Nominees are A. Edward Allinson and Michael G. Fitt. They are currently directors of DST, have indicated that they are willing and able to continue serving as directors if elected and have consented to being named as nominees in this Proxy Statement. If any of the Board Nominees should for any reason become unavailable for election, the Proxy Committee will vote for such other nominee as may be proposed by the annually appointed Nominating Committee of the DST Board or, alternatively, the DST Board may reduce the number of directors to be elected at the meeting.

         A. EDWARD ALLINSON, age 63, served as a director of DST from 1977 to November 1990 and from September 1995 to present. He has been Executive Vice President of State Street Bank and Trust Company ("State Street Bank") and an Executive Vice President of State Street Corporation ("State Street"), the parent company of State Street Bank, since March 1990. He is also a director of KCSI.

         MICHAEL G. FITT, age 66, has served as a director of DST since September 1995. He was Chairman of Employers Reinsurance Corporation from 1980 through 1992, its President from 1979 through October 1991, its Chief Executive Officer from 1980 through 1992, and is now retired. He is also a director of NAC RE Corp. and of KCSI.



                THE DST BOARD RECOMMENDS THAT YOU VOTE "FOR" THE
                         ELECTION OF THE BOARD NOMINEES


                             THE BOARD OF DIRECTORS

         INFORMATION ABOUT PRESENT DIRECTORS. In addition to the Board Nominees, the following individuals are also on the DST Board, for a term ending on the date of the annual meeting of stockholders in the year indicated.

         DIRECTORS SERVING UNTIL THE ANNUAL MEETING OF STOCKHOLDERS IN 1999.

         THOMAS A. MCDONNELL, age 52, has served as a director of DST since 1971; as Chief Executive Officer of DST since October 1984; and as President of DST since January 1973 (except for a 30-month period from October 1984 to April
1987). He served as Treasurer of DST from February 1973 to September 1995; and as Vice Chairman of the Board from June 1984 to September 1995. He served as Executive Vice President of KCSI from February 1987 until October 1995 and as a director of KCSI from 1983 until October 1995. He is a director of BHA Group, Inc., Cerner Corporation, Computer Sciences Corporation, Euronet Services, Inc., and Informix Software, Inc.

         M. JEANNINE STRANDJORD, age 52, has served as a director of DST since January 1996. She has served as Senior Vice President and Treasurer for Sprint Corporation ("Sprint") since January 1990, is responsible for Treasury Operations for all Sprint subsidiaries and for Sprint's Pension and Savings Trust Management, and is in charge of Risk Management and Loss Prevention and of Real Estate and Facilities for Sprint. She also serves on the Finance Committee for Sprint Spectrum L.P. She joined Sprint in 1985 as Vice President of Finance and Distribution at AmericSource, Inc., a Sprint subsidiary. She is also a director of six registered investment companies which are advised by American Century Investments.

         DIRECTORS SERVING UNTIL THE ANNUAL MEETING OF STOCKHOLDERS IN 2000.

         THOMAS A. MCCULLOUGH, age 55, has been a director of DST since 1990. He has served as Executive Vice President of DST since April 1987. His responsibilities include full-service mutual fund processing, remote mutual fund client servicing, information systems, portfolio accounting, securities transfer and product sales and marketing.

         WILLIAM C. NELSON, age 60, has been a director of DST since January 1996. He is the President, Kansas City, of NationsBank, N.A. and Chairman of NationsBank, N.A. (Mid-West), which was previously Boatmen's First National Bank of Kansas City ("Boatmen's"). Mr. Nelson had served Boatmen's since February 1990 as Chairman of the Board, since May 1989 as Chief Executive Officer, and since June 1988 as President.

         BOARD OF DIRECTORS' MEETINGS AND STANDING COMMITTEES.

         MEETINGS. The DST Board met or took action by unanimous consent ten times in 1997, and all directors attended all meetings of the DST Board during 1997. The DST Board has established two standing committees: the DST Audit Committee and the DST Compensation Committee. During 1997, the DST Audit Committee held two meetings and the DST Compensation Committee held seven meetings, and all committee members attended all of the meetings of the committees on which they served.

         DST AUDIT COMMITTEE. The DST Audit Committee's primary responsibilities are to oversee the internal and external audit functions of DST and to meet with and consider suggestions from members of management and the internal audit staff, as well as from DST's independent accountants, concerning the financial operations of DST. The DST Audit Committee also reviews audited financial statements of DST and considers and recommends the appointment of, and approves the fee arrangement with, independent accountants for audit functions and for advisory and other consulting services. Members of the DST Audit Committee are Ms. Strandjord and Messrs. Fitt and Nelson. The DST Board appoints the members of the DST Audit Committee to serve staggered three-year terms.

         DST COMPENSATION COMMITTEE. The DST Compensation Committee's responsibilities are to make determinations with respect to salaries and bonuses of and other compensation arrangements with DST's officers and to administer the DST Systems, Inc. Officers Incentive Plan (the "Officers Incentive Plan") and the 1995 DST Systems, Inc. Stock Option and Performance Award Plan (the "Stock Option Plan"). Members of the DST Compensation Committee are Ms. Strandjord and Messrs. Fitt and Nelson. The members of the DST Compensation Committee serve one-year terms. The DST Compensation Committee's report on executive compensation is set forth herein under "Executive Compensation."

         COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION. Thomas A. McCullough, Director and Executive Vice President of DST, serves on the Board of Directors and as a member of the Executive Committee of the Board of Directors of Boston Financial Data Services, Inc. ("BFDS"), a joint venture between State Street and DST. A. Edward Allinson, Chairman of the Board of Directors of BFDS, serves as a director of DST. Although the BFDS Board of Directors Executive Committee performs certain functions equivalent to those of a compensation committee, it does not determine Mr. Allinson's annual salary of $100,000 for serving as an officer of BFDS. BFDS uses DST's mutual fund system and services as a remote service client of DST. Certain subsidiaries of DST provide printing, mailing and other services to BFDS. For 1997, DST and subsidiaries had revenues of $70,062,670 from BFDS. At December 31, 1997, accounts receivable from BFDS totaled $6,169,672.

         COMPENSATION OF DIRECTORS. Directors who do not receive compensation as officers or employees of DST or any of its more than 50% owned affiliates (the "Outside Directors") are each paid a fee of $4,000 for each meeting of the DST Board that they attend, a fee of $2,000 for each committee meeting that they attend, and a fee of $500 for any telephonic DST Board or committee meeting in which they participate, plus reimbursement of reasonable travel expenses.

         The Outside Directors may defer their compensation under the Directors' Deferred Fee Plan, a non-qualified deferred compensation plan adopted September 19, 1995. Under the plan, directors who receive fees from DST may make an annual election to defer all or a part of any fees earned during the next calendar year. Each participant's account will be credited with the amount of fees deferred and adjusted annually by an interest factor equal to a rate of return selected by the DST Board, or if the participant elects, by a rate of return earned for the year from a hypothetical investment allocated by the participant among certain mutual funds. The benefits become distributable after termination of service as a director or in certain other circumstances as approved by the DST Compensation Committee. Fees to some directors previously deferred under an earlier plan, which terminated effective August 31, 1995, continue to be deferred and earn interest and shall be distributed in accordance with such earlier plan.

         The Outside Directors automatically participate in the Stock Option Plan. Under the Stock Option Plan, when an Outside Director is first elected or appointed to the DST Board, the Outside Director receives an option to purchase 8,000 shares of DST Common Stock. On the date of each annual meeting of DST's stockholders, each Outside Director receives an option to purchase 4,000 shares of DST Common Stock if such Outside Director will continue to serve in such capacity immediately following such meeting. Except as otherwise set forth in the Stock Option Plan, all options granted to an Outside Director to purchase shares of DST Common Stock have an exercise price equal to the fair market value of DST Common Stock on the date of the grant and become exercisable as follows:
50% on the day preceding the date of the first annual stockholders' meeting after the date of grant of the option; an additional 25% on the day preceding the date of the second annual stockholders' meeting after the date of grant of the option; and the remaining 25% on the day preceding the third annual stockholders' meeting after the date of grant of the option. The term of any options granted to an Outside Director may not extend more than ten years from the date of grant. All such options shall immediately become exercisable in the event of a change in control of DST (as defined in the Stock Option Plan) subject to certain restrictions under federal securities law.

                             EXECUTIVE COMPENSATION

          DST COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION.(*)

         COMPENSATION PRINCIPLES. The DST Compensation Committee based the 1997 compensation packages for DST executive officers on the principles that the packages should (a) provide fair, reasonable and competitive base salaries, (b) provide the opportunity to earn additional compensation if DST stockholders experience increases in the value of DST Common Stock, and (c) emphasize long-term stock ownership of DST Common Stock by executive officers.

         OVERVIEW OF 1997 COMPENSATION. The compensation of DST executive officers for 1997 consisted of base salary and of awards issued pursuant to the Stock Option Plan. The Stock Option Plan allows the granting of stock options and other forms of incentive compensation to DST officers and was approved by stockholders in 1996. In 1997, stockholders approved additional types of awards the DST Compensation Committee could grant under the Stock Option Plan, including restricted stock. For 1997, the awards granted under the Stock Option Plan were cash bonuses, restricted stock, and stock options. Because of the last two types of awards, a substantial amount of the executive officers' 1997 compensation was at-risk and tied to DST's performance, furthering the DST Compensation Committee's compensation principles. The executive officers also participated in certain other benefits available generally to DST officers and employees so that their base compensation packages were competitive with compensation packages of other companies.

         DETERMINATION OF 1997 COMPENSATION. To determine 1997 compensation, the DST Compensation Committee utilized data from several surveys provided by independent compensation consultants. The independent consultants provided a survey of compensation information contained in the proxy statements of fifteen companies determined for purposes of the survey to be peers of DST. The survey group included all the companies in the peer group shown in the Stock Performance Graph contained in this Proxy Statement (with the exception of The Continuum Company, Inc., which was acquired August 1, 1996 by Computer Sciences Corporation), and other companies the compensation consultants and the DST Compensation Committee believed would have needs similar to DST for executive talent. The independent consultants also provided surveys of the compensation packages of technology companies, of entities with revenues comparable to DST, and of entities with revenues comparable to DST subsidiaries.

         The DST Compensation Committee analyzed the surveys and considered the recommendations of the independent compensation consultants to determine target levels of base salary and of total cash compensation and the types of awards to grant. The DST Compensation Committee focused on information in the surveys about officers with positions and responsibilities similar to each DST executive officer. When information from more than one survey applied to a DST executive officer, the DST Compensation Committee considered information from multiple surveys.

         The DST Compensation Committee took the following actions with respect to each component of the compensation packages:

         BASE SALARIES. With the advice of independent compensation consultants, the DST Compensation Committee set the target for each DST executive officer's base salary to be in the 50th percentile of compensation levels shown in the applicable survey. The DST Compensation Committee also examined the responsibilities of individual executive officers in relation to the market and in relation to each other and made adjustments where appropriate.

         CASH BONUSES AND RESTRICTED STOCK. As incentive for DST executive officers to meet DST's financial goals, the DST Compensation Committee adopted the Officers Incentive Plan pursuant to the provisions and as an implementation of the Stock Option Plan. Under the Officers Incentive Plan, the DST Compensation Committee may award incentive compensation to an executive officer based on a percentage of the officer's base salary. The percentage of salary awarded, if any, depends on DST achieving certain annual or cumulative threshold, target or maximum earnings per share goals ("EPS Goals") established by the DST Compensation Committee prior to the beginning of the years in which the goals apply.

         For 1997, the DST Compensation Committee established threshold, target and maximum EPS Goals for DST and determined the percentage of each officer's salary to be awarded at each level of EPS Goals met by DST. The range of minimum percentages of base salary which could be awarded to officers other than Mr. McDonnell for 1997 if EPS goals were met was from 25% to 50% and the range of maximum percentages was 75% to 150%. In establishing the ranges, the DST Compensation Committee set the target for each DST executive officer's total cash compensation to be in the 75th percentile of the applicable survey information, if DST met certain performance criteria.

         Incentive compensation awarded under the Officers Incentive Plan if DST has met at least its target EPS Goal consists of a combination of cash and restricted DST Common Stock. If the threshold EPS Goal is met but not exceeded, all of the incentive bonus is paid only in cash; for that portion of the bonus attributable to performance above the threshold EPS Goal and up to the target EPS Goal, 60% of the bonus is cash and 40% restricted stock; and for that portion of the bonus attributable to performance above the target EPS Goal and up to the maximum EPS Goal, 50% of the bonus is cash and 50% restricted stock. The incentive award for 1997 consisted of a combination of cash and restricted DST Common Stock.

         Holders of restricted DST Common Stock have the right to vote such stock and receive any dividends or other distributions with respect to such stock. If the participant's employment by DST or its subsidiaries terminates (other than upon retirement after age 60, disability, death or termination without cause) prior to the last day of the third calendar year after the plan year for which the incentive award was granted, the restricted DST Common Stock is forfeited. The restricted DST Common Stock is not transferable during such period of restriction except to family members or trusts for family members, and the stock remains subject to the restrictions after such permitted transfers. In the event of retirement after age 60, termination because of disability or without cause, or a change in control, as defined in the Officers Incentive Plan, the restrictions shall be deemed released.

         STOCK OPTIONS. The DST Compensation Committee analyzed the application of option pricing models and other valuation techniques to stock option data in the surveys and considered the responsibility level of each officer receiving an option award, the total number of options granted to each such officer at the time of the initial public offering of DST Common Stock in 1995 (the "IPO"), and the fact that, except for new officers, no options were granted in 1996. In February 1997, DST granted stock options to executive officers which became exercisable one year from the date of grant.

         COMPENSATION OF THE CHIEF EXECUTIVE OFFICER. DST and Mr. McDonnell are parties to a three-year employment agreement (the "McDonnell Agreement") which became effective January 1, 1996 and was approved by the DST Board. Under the McDonnell Agreement, Mr. McDonnell's annual base salary is $400,000, and he participates in DST's incentive compensation program for DST executive officers.

         The annual base salary set by the McDonnell Agreement is less than Mr. McDonnell's base salary prior to the IPO and was determined prior to the IPO by the KCSI Compensation and Organization Committee (the "KCSI Compensation Committee"). The KCSI Compensation Committee had initially based Mr. McDonnell's salary on surveys of independent compensation consultants of the compensation packages of other U.S. based companies comparable in size to DST but then reduced it to align Mr. McDonnell's compensation with that of other DST executive officers.

         Under the Officers Incentive Plan, Mr. McDonnell's threshold, target and maximum incentive awards for 1997 were set at 65%, 130% and 195% of his base salary, respectively, if DST attained its threshold, target or maximum EPS Goals. The DST Compensation Committee set such levels in recognition of Mr. McDonnell's responsibilities and to provide incentives tied to DST's financial performance.

         The stock options awarded Mr. McDonnell in 1997 have the same terms as the options awarded the other executive officers. The DST Compensation Committee awarded Mr. McDonnell the number of options he received because of his level of responsibility.

         DEDUCTIBILITY OF COMPENSATION. Section 162(m) of the Internal Revenue Code limits a public company's deduction for federal income tax purposes of compensation expense in excess of $1 million paid to the executive officers named in the company's summary compensation table. Performance-based compensation which meets the requirements of Section 162(m) is excluded from the compensation subject to the $1 million deduction. The DST Compensation Committee believes DST has taken the steps required to exclude from calculation of the $1 million compensation expense any performance-based awards granted under the Stock Option Plan to the named executive officers.

(*)The DST Compensation Committee Report on Executive Compensation and the Stock Performance Graph included herein shall not be incorporated by reference into any filings under the Securities Act of 1933 or the Exchange Act, either as amended, notwithstanding the incorporation by reference of the Proxy Statement into any such filings.


                         THE DST COMPENSATION COMMITTEE

                                 Michael G. Fitt
                                William C. Nelson
                             M. Jeannine Strandjord





         STOCK PERFORMANCE GRAPH.

         The following graph shows the changes in value since the IPO of an assumed investment of $100 in: (i) DST Common Stock; (ii) the stocks that comprise the S&P 400 MidCap index(1); and (iii) the stocks that comprise a peer group of companies(2). The table following the graph shows the dollar value of those investments as of December 31, 1997. The value for the assumed investments depicted on the graph and in the table has been calculated assuming that cash dividends, if any, are reinvested at the end of each quarter in which they are paid.

                                                 DST SYSTEMS, INC.
                                     RELATIVE MARKET PERFORMANCE TOTAL RETURN



[Stock Performance Graph would be here.]

------------------------------ ----------------------- ----------------------- ----------------------- ------------------------
                                  November 1, 1995       December 31, 1995       December 31, 1996        December 31, 1997
------------------------------ ----------------------- ----------------------- ----------------------- ------------------------
------------------------------ ----------------------- ----------------------- ----------------------- ------------------------

DST Total
Return                                  $100                  $135.71                 $149.40                  $203.27
------------------------------ ----------------------- ----------------------- ----------------------- ------------------------
------------------------------ ----------------------- ----------------------- ----------------------- ------------------------
S&P 400 MidCap
Index Total Return                      $100                  $104.11                 $124.10                  $164.13
------------------------------ ----------------------- ----------------------- ----------------------- ------------------------
------------------------------ ----------------------- ----------------------- ----------------------- ------------------------
Peer Group
Total Return                            $100                  $103.62                 $117.74                  $132.26
------------------------------ ----------------------- ----------------------- ----------------------- ------------------------

(1) Standard and Poor's Corporation, an independent company, prepares the S&P 400 MidCap Index.

(2) This index is based upon a group of comparable companies in DST's industry comprised of: Automatic Data Processing, Inc.; Bisys Group, Inc.; The Continuum Company, Inc. (through August 1, 1996, the date it was acquired by Computer Sciences Corporation); First Data Corporation; Fiserv, Inc.; Policy Management Systems, Inc.; and Sunguard Data Systems, Inc.



         SUMMARY COMPENSATION TABLE.

         The following table sets forth for the calendar years indicated the total compensation paid to or for the account of the Chief Executive Officer of DST and the four other DST executive officers receiving the highest totals of salary and bonus in 1997 (collectively, the "Named Officers").

------------------------------------------- ------------------------ ----------------------------- -----------------------

                                                                        Long Term Compensation

                                                                     -----------------------------
                                                                     -----------------------------

                                              Annual Compensation               Awards

------------------------------------------- ------------------------ -----------------------------
------------------------------------------- ----------- ------------ -------------- -------------- -----------------------
                                                                                     Number of
                                                                      Restricted     Securities
                                             Salary       Bonus      Stock Awards    Underlying          All Other
Name and Principal Position         Year       ($)          ($)         ($)<F1>     Options/SARs     Compensation ($)<F2>
------------------------------------------- ----------- ------------ -------------- -------------- -----------------------
------------------------------------------- ----------- ------------ -------------- -------------- -----------------------

Thomas A. McDonnell                 1997    400,000     546,000            234,000      75,000             4,746
President and Chief Executive       1996    399,996     480,000                  0           0             16,761
Officer                             1995    500,004           0                  0     400,000            313,274

Thomas A. McCullough                1997    335,000     351,752            150,748      45,000              4,746
Executive Vice President            1996    300,000     300,000                  0           0             16,761
                                    1995    288,000     288,000                  0     175,000            183,655

James P. Horan                      1997    275,000     231,044             98,956      20,000              4,746
Chief Information Officer           1996    253,008     202,400                  0           0             16,761
                                    1995    243,000     194,400                  0      62,000            128,109

Charles W. Schellhorn               1997    260,000     218,400             93,600      30,000              4,746
President, Output Technologies, Inc.1996    249,996     200,000                  0           0             16,761
                                    1995    200,000     160,000                  0     110,000            107,488

Robert C. Canfield                  1997    252,000     211,712             90,688      20,000              4,746
Senior Vice President, General      1996    241,992     193,600                  0           0             16,761
Counsel and Secretary               1995    233,000     186,400                  0      62,000            120,381

------------------------------------------- ----------- ------------ -------------- -------------- -----------------------

<F1>  The market price of DST Common Stock on February 26, 1998, the date of the grant of the restricted stock to each of the Named Officers, was $52.00 per share; and the number of shares of restricted stock granted to each Named Officer was determined by dividing the dollar amount in this column by $52.00. Although the Named Officers did not hold any restricted stock on December 31, 1997, the market price of DST Common Stock on that date was $42.69 per share. The DST Compensation Committee Report on Executive Compensation contained herein describes the restrictions on the stock.

<F2>  All other compensation for each of the Named Officers for 1997 is comprised of: (i) contributions to his account for 1997 under the DST ESOP of $1,885; and (ii) contributions to his account for 1997 under the DST Systems, Inc. Profit Sharing Plan and Trust Agreement of $2,861.


         LONG-TERM INCENTIVES.

         The following table sets forth information about the options to acquire DST Common Stock granted the Named Officers in 1997.

                                       OPTION/SAR GRANTS IN LAST FISCAL YEAR

Name                       Number of      Percent         Exercise or    Expiration  Grant Date
                           Securities     of Total        Base Price     Date<F1>       Present Value<F3>
                           Underlying     Options/SARs    ($/Sh)<F1>
                           Options/SARs   Granted to
                           Granted<F1>    Employees in
                                          Fiscal Year<F2>

Thomas A. McDonnell        75,000           8%              $33.06       2/27/2007    $862,500

Thomas A. McCullough       45,000           5%              $33.06       2/27/2007    $517,500

Charles W. Schellhorn      30,000           3%              $33.06       2/27/2007    $345,000

James P. Horan             20,000           2%              $33.06       2/27/2007    $230,000

Robert C. Canfield         20,000           2%              $33.06       2/27/2007    $230,000


<F1>  The options became exercisable one year from the date of grant. All options have a ten-year term but are subject to earlier termination upon the occurrence of certain events, including termination of employment, disability, retirement or death. The exercise price of each option is equal to the average of the high and low price of DST Common Stock on the NYSE on the date of the grant. Optionees may satisfy their tax withholding obligations by authorizing DST to withhold shares of DST Common Stock which would otherwise have been issuable on exercise or, subject to certain restrictions, by delivering DST Common Stock to DST. In the event of a change in control (as defined in the Stock Option Plan), the options become immediately exercisable and, subject to certain securities laws restrictions, the optionee may exercise certain limited rights related to his options.

<F2>  Options for a total of 918,500 shares of DST Common Stock were granted to employees in 1997.

<F3>  In accordance with Securities and Exchange Commission ("SEC") rules, the Black-Scholes option pricing model was chosen to estimate the Grant Date Present Value of the options set forth in this table. DST's use of this model should not be construed as an endorsement of its accuracy at valuing options. All stock option models require a prediction about the future movement of the stock price. The following assumptions were made for purposes of calculating Grant Date Present Value: options are exercised 5 years after the date of grant, volatility of 23.72% (calculated weekly over the three preceding calendar years), dividend yield of 0% and risk free rate of return rate of 6.38% (United States Government Zero Coupon Bond on date of grant with a ten-year maturity). Given the limited trading history of DST Common Stock, the volatility factor was determined by using the average of the volatility of the stock of three of the peer companies constituting the peer group referenced in the Stock Performance Graph contained herein. No adjustments were made for non-transferability or risk of forfeiture of the options. The real value of the options in this table depends upon the actual performance of DST Common Stock during the applicable period and upon the date they are exercised.


     AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION/SAR VALUES.

         The following table shows that none of the Named Officers exercised options during 1997 to purchase DST Common Stock and shows the number and value of their exercisable and unexercisable options at December 31, 1997.


---------------------- ---------------- --------------- --------------------------------- -------------------------------------
                                                        Number of Securities Underlying           Value of Unexercised
                           Shares                         Unexercised Options/SARs at          In-the-Money Options/SARs
                         Acquired on        Value                  FY-End (#)                        at FY-End ($)
        Name            Exercise (#)    Realized ($)(*) Exercisable        Unexercisable  Exercisable           Unexercisable
---------------------- ---------------- --------------- --------------------------------- -------------------------------------
---------------------- ---------------- --------------- --------------------------------- -------------------------------------

Thomas A. McDonnell           0               0             280,000            195,000      6,081,600               3,330,900

Thomas A. McCullough          0               0             122,500             97,500      2,660,700               1,575,000

Charles W. Schellhorn         0               0              77,000             63,000      1,672,440               1,006,560

James P. Horan                0               0              43,400             38,600        942,648                 597,192

Robert C. Canfield            0               0              43,400             38,600        942,648                 597,192

---------------------- ---------------- --------------- --------------------------------- -------------------------------------
(*)Although neither Mr. McCullough, Mr. Schellhorn, nor Mr. Canfield realized any value through the exercise of options to purchase DST Common Stock, each realized value from the exercise of options to purchase KCSI stock he had been awarded prior to the IPO by the KCSI Compensation Committee as a result of his employment as a DST officer. The value realized by Mr. McCullough was $224,063;
the value realized by Mr. Schellhorn was $110,959, and the value realized by Mr.
Canfield was $466,840.


         EMPLOYMENT AGREEMENTS. The McDonnell Agreement provides for Mr. McDonnell's continued employment as President and Chief Executive Officer of DST at an initial annual base salary of $400,000. The term of the McDonnell Agreement is three years commencing January 1, 1996, with automatic renewal at the end of the term and the right by either party during the renewal period to terminate upon 30 days' written notice. The McDonnell Agreement provides for life insurance coverage in the amount of $1,000,000 payable to the beneficiaries he designates. The McDonnell Agreement provides for early termination, and in the event DST terminates Mr. McDonnell's employment other than for cause, or does not renew his employment, the McDonnell Agreement entitles him to severance pay equal to 24 months' base salary and benefits.

         Agreements between DST and Messrs. McCullough, Horan, Schellhorn, and Canfield, each dated April 1, 1992 and amended October 9, 1995 (the "Executive Agreements"), provide for the continued employment of each such officer in his respective executive officer position at his base salary in effect at the date of execution of his respective agreement subject to adjustment by DST. Each of the Executive Agreements may be terminated by the officer on at least 30 days' notice to DST and by DST without notice and with or without cause. If DST terminates any of the Employment Agreements without cause, the Executive Agreements entitle the officer to severance pay equal to 12 months' base salary and 12 months' reimbursement of costs of obtaining comparable life and health insurance benefits unless another employer provides such benefits.

         The McDonnell Agreement and the Executive Agreements (collectively, the "Employment Agreements") provide that the officers are eligible to participate in any DST incentive compensation plan and to receive other benefits DST generally makes available to its executive officers. The Employment Agreements also govern the officers' employment after a "change in control"(*) of DST. If a change in control occurs during the term of any of the Employment Agreements, the officer would be entitled to the following: (a) continuation of the officer's employment, executive capacity, salary and benefits for a three-year period at levels in effect on the "control change date"(*); (b) with respect to unfunded employer obligations under benefit plans, to a discounted cash payment of amounts to which the officer is entitled; (c) if the officer's employment is terminated after the control change date other than "for cause"(*), to payment of his base salary through termination plus a discounted cash severance payment based on his salary for the remainder of the three-year period and to continuation of benefits to the end of that period; (d) if the officer resigns after a change in control upon "good reason"(*) and advance written notice, to receive the same payments and benefits as if his employment had been terminated other than for cause; (e) if amounts received on or after the change in control date involve "Parachute Payments" under Section 4999 of the Internal Revenue Code, to receive payments necessary to relieve the officer of certain adverse federal income tax consequences; and (f) the placement in trust of funds to secure the obligations to pay any legal expense of the officer in connection with disputes arising with respect to the agreement.


------------------
(*)The Employment Agreements define this term.



         OTHER COMPENSATION PLANS AND ARRANGEMENTS. The Named Officers participate in the following compensatory plans and arrangements, which are not generally available to all DST employees:

         THE STOCK OPTION PLAN. Stockholders approved the Stock Option Plan at the 1996 Annual Meeting of Stockholders and approved amendments to the plan at the 1997 Annual Meeting of Stockholders. The Stock Option Plan provides for the automatic, periodic grant of stock options to Outside Directors and gives the DST Compensation Committee the discretion to award incentives to selected DST employees in the form of options, reload options, restricted stock, stock appreciation rights, limited rights, performance shares, performance units (including performance-based cash awards), dividend equivalents, DST Common Stock, or any other right, interest or option relating to shares of DST Common Stock granted pursuant to the Stock Option Plan.

         In the event of a change in control of DST (as defined in the Stock Option Plan), vesting of awards (including options) will be automatically accelerated and all conditions on awards shall be deemed satisfactorily completed without any action required by the DST Compensation Committee so that such award may be exercised or realized in full on or before a date fixed by the DST Compensation Committee, subject to certain restrictions under the federal securities laws. The DST Compensation Committee may, in its discretion, include such further provisions and limitations in any agreement documenting such awards as it may deem equitable and in the best interests of DST.

         THE DST SYSTEMS, INC. EXECUTIVE PLAN. The Executive Plan, a non-qualified deferred compensation plan, terminated effective December 31, 1995. However, account balances for each participant on such date remain subject to the terms of the Executive Plan. Officers of DST selected by the KCSI Compensation Committee prior to the IPO participated in the Executive Plan. Each of the Named Officers is a participant. DST credited each participant's account with the value of contributions DST would have made to the various qualified plans maintained by DST without regard to statutory contribution limits and eligibility requirements, less the amount actually contributed to such qualified plans on the participant's behalf. The accounts, which became fully vested upon termination of the Executive Plan, become distributable after termination of employment or in certain instances as approved by the DST Compensation Committee.

         THE OFFICERS INCENTIVE PLAN. The Officers Incentive Plan became effective as of January 1, 1997. Incentive awards issued under the Officers Incentive Plan are subject to restrictions and limitations imposed under the terms of the Stock Option Plan. All officers of DST participate in the Officers Incentive Plan, and officers of more than 50% owned subsidiaries are eligible if designated by the DST Compensation Committee. If for a given plan year, DST achieves performance goals by meeting EPS Goals, each participant may receive an award based on a percentage of his or her annual base salary.

         Under the Officers Incentive Plan, the DST Compensation Committee has established EPS Goals for threshold, target and maximum awards for 1997, 1998 and 1999. For plan years after 1999, the DST Compensation Committee may base performance criteria on earnings per share in any manner appropriate for carrying out the intent of the Officers Incentive Plan. For the years 1998 and 1999, the DST Compensation Committee has attributed separate weightings to the annual EPS Goals and to the cumulative EPS Goals for the plan year, which the DST Compensation Committee will use to calculate awards due to participants.

         The DST Compensation Committee determines for each participant for each plan year the percentages of his or her base salary which are the participant's "threshold", "target" and "maximum" incentive award opportunity levels. No participant will receive an incentive award if the actual DST earnings per share do not at least meet either the threshold annual EPS Goal or the threshold cumulative EPS Goal set for that year. The amount of incentive awards will depend on whether actual earnings per share fall at or above the threshold EPS Goal, at or above the target EPS Goal, or at or above the maximum EPS Goal. For instance, if the actual earnings per share fall above the target EPS Goal but below the maximum EPS Goal, the amount of a particular participant's incentive award will be increased pro rata above the target opportunity level. DST shall be deemed to have met the maximum EPS Goal for any year in which a change of control (as defined in the Officers Incentive Plan) occurs.

         The Officers Incentive Plan provides that no participant may receive an incentive award greater than 250% of such participant's base salary as of the beginning of the plan year. Additionally, the aggregate value of all incentive awards for a calendar year may not exceed 10% of DST's pre-tax income for that year.

         OFFICER TRUSTS. DST has established trusts that are intended to secure the rights of its officers, directors, employees, and former employees under the employment continuation commitments of certain employment agreements, the Directors' Deferred Fee Plan, the Officers Incentive Plan, and the Executive Plan. The function of each trust is to receive contributions by DST and, in the event of a change in control of DST where DST fails to honor covered obligations to a beneficiary, the trust shall distribute to the beneficiary amounts sufficient to discharge DST's obligation to such beneficiary. The trusts require DST to be solvent as a condition of making distributions. The trusts are revocable until a change in control of DST (as defined in the trusts) and terminate automatically if no such change in control occurs prior to December 31, 1998, unless the trusts are extended prior to such date.

         DST has established a trust to secure Mr. Horan's rights to deferred compensation earned from 1989 to 1992. The trust holds the deferred compensation and the earnings thereon, credited according to a formula in Mr. Horan's employment agreement. Upon termination of Mr. Horan's employment, the trustee will pay him the deferred compensation, including earnings, in accordance with his employment agreement; provided, however, that DST must be solvent as a condition to the trust making the distribution. To the extent that the trust assets are not sufficient to pay all amounts due Mr. Horan, DST is liable to pay any balance due. The trust cannot be revoked without Mr. Horan's consent prior to the time all payments to him are made.

                                  OTHER MATTERS

         GENERAL INFORMATION. Attendance at the Annual Meeting is limited to stockholders of record on the Record Date or their properly appointed proxies, beneficial owners of DST Common Stock having evidence of such ownership, and guests of DST.

         DST will bear the cost of the Annual Meeting, including the cost of mailing the proxy materials. Proxies may also be solicited by telephone, telegraph or in person by directors, officers and employees not specifically engaged or compensated for that purpose. DST has retained D.F. King & Co., Inc. to assist in the solicitation of proxies at a cost not expected to exceed $5,000 plus expenses.

         Brokers, dealers, banks, voting trustees, other custodians, and their nominees, are asked to forward soliciting materials to the beneficial record owners of shares, and, upon request, will be reimbursed by DST for their reasonable expenses in completing the mailing of soliciting materials to such beneficial owners.

         DST'S INDEPENDENT ACCOUNTANTS. The Audit Committee recommended, and the DST Board selected, the firm of Price Waterhouse LLP to serve as independent accountants to examine the consolidated financial statements of DST for the year 1998. Although the DST Board has selected Price Waterhouse for 1998, the DST Board nonetheless may, in its discretion, retain another independent accounting firm at any time during the year if it concludes that such change would be in the best interest of DST and its stockholders.

         Price Waterhouse LLP served as DST's independent accountants for 1997. As such, Price Waterhouse LLP performed professional services in connection with the examination of the consolidated financial statements of DST. Such services included examination of the consolidated financial statements of DST and of the financial statements of various subsidiaries, review of reports filed with the SEC, and review of control procedures of the mutual fund processing system of DST. In addition, Price Waterhouse LLP provided certain other accounting, auditing and tax services to DST and certain of its subsidiaries during 1997.

         Representatives of Price Waterhouse LLP will be present at the Annual Meeting and will have the opportunity to make a statement if they desire and to respond to appropriate questions.

         STOCKHOLDER PROPOSALS. Stockholders may in the circumstances set forth below submit proposals for consideration at a stockholders' meeting. A proposal may either be specified in a notice of the meeting or otherwise properly brought before the meeting. As of the date of this Proxy Statement, no such notices have been received.

         INCLUSION OF STOCKHOLDER PROPOSALS IN THE 1999 ANNUAL MEETING PROXY STATEMENT. Applicable laws and rules of the SEC govern the contents and timeliness of the notice to DST that must occur for inclusion of stockholder proposals in the proxy statement. If a stockholder desires to have a proposal included in DST's Proxy Statement for next year's annual meeting of stockholders, the Corporate Secretary of DST must receive such proposal on or before December 1, 1998, and the proposal must comply with the applicable SEC laws and rules. DST may require any proposed nominee or stockholder proposing a nominee to furnish such other information as DST may reasonably require to properly complete any proxy or information statement used for the solicitation of proxies in connection with the meeting at which stockholders are to elect directors.

         NOTICE TO DST OF NOMINATIONS FOR DIRECTOR AND OTHER STOCKHOLDER PROPOSALS. Otherwise to bring a proposal before an annual meeting, a stockholder must comply with the provisions in the By-laws for giving notice of the proposal to DST. For the notice to be timely (other than a proposal requested to be set forth in the Proxy Statement, as noted above), the Corporate Secretary of DST must receive it not less than 60 days nor more than 90 days prior to the meeting at which the stockholders will consider the proposal; provided, however, that in the event that the DST Board designates the meeting to be held at a date other than the second Tuesday in May and gives notice of or publicly discloses the date of the meeting less than 60 days prior to its occurrence, the Corporate Secretary of DST must receive the notice not later than the close of business on the 15th day following the date of the notice or public disclosure of the meeting date, whichever first occurs.

         The required contents of the notice depend on whether the proposal pertains to nominating a director or to other business. A stockholder's notice pertaining to the nomination of a director shall set forth: (a) as to each nominee whom the stockholder proposes to nominate for election or re-election as a director, (i) the name, age, business address and residence address of the nominee, (ii) the principal occupation or employment of the nominee, (iii) the class and number of shares of capital stock of DST that are beneficially owned by the nominee, and (iv) any other information concerning the nominee that would be required, under the rules of the SEC, in a proxy statement soliciting proxies for the election of such nominee; (b) as to the stockholder giving the notice,
(i) the name and address of the stockholder, and (ii) the class and number of shares of capital stock of DST that are beneficially owned by the stockholder and the name and address of record under which such stock is held; and (c) the signed consent of the nominee to serve as a director if elected.

         A stockholder's notice concerning business other than nominating a director shall set forth as to each matter the stockholder proposes to bring before the meeting (a) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting,
(b) the name and address of the stockholder proposing such business, (c) the class and number of shares of capital stock of DST that are beneficially owned by the stockholder and the name and address of record under which such stock is held, and (d) any material interest of the stockholder in such business. The Chairman of the Annual Meeting has the power to determine whether the proposed business is an appropriate subject for and was properly brought before the meeting.

         SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE. Section 16(a) of the Exchange Act requires DST's directors and certain of its officers, and each person, legal or natural, who owns more than 10% of DST Common Stock (each, a "Reporting Person"), to file reports of such ownership with the SEC, the NYSE, the CHX, and DST. Based solely on review of the copies of such reports furnished to DST, and written representations relative to the filing of certain forms, no Reporting Person was late in filing such reports for fiscal year 1997 except as follows: (a) Peter R. O'Connell, Vice President, became an executive officer of DST in May 1997 but did not file a Form 3 until September 1997; (b) J. Philip Kirk, Vice President, purchased 5,000 shares of DST Common Stock in April 1997 but did not report the purchase until he filed a Form 5 in March 1998; and (c) Robert L. Tritt and John W. McBride, each a Group Vice President, did not until the filing of Form 4's in March 1998 report stock option grants made under the Stock Option Plan in October 1995 to their spouses, as DST employees, and Mr. McBride did not until such filing report a February 1997 grant of options to his spouse.

                       By Order of the Board of Directors

                       /s/ Robert C. Canfield

                       Robert C. Canfield
                       Senior Vice President, General Counsel
                       and Secretary

Kansas City, Missouri
March 31, 1998

APPENDIX A

STOCK PERFORMANCE GRAPH

The proxy statement also includes a stock performance graph, which is supplemented by a table showing the dollar value of the points on the graph. The table is set forth in this electronic format document in the section entitled "STOCK PERFORMANCE GRAPH." Both the graph and the table will be included in the paper format definitive proxy mailed to DST's Stockholders. In accordance with a leter to EDGAR filers dated November 16, 1992 from Mauri L. Osheroff, Associate Director of Regulatory Policy of the Division of Corporate Finance, no further explanation of the graph is set forth in this appendix.

APPENDIX B
PROXY CARD

       IF MARKING BOXES,
  X    FOLLOW THIS EXAMPLE
 ___ To vote in accordance with the Board of Directors' recommendations please sign and date below; you need not mark any boxes.

------------------------

   DST  SYSTEMS, INC.
------------------------        Election of Two Directors.       With-  For All
                                                            For  hold   Except

The DST Systems, Inc. Board of         A. Edward Allinson
Directors (the "DST Board") has          Michael G. Fitt    ___   ___    ___
appointed Messrs. Thomas A. McDonnell,
Robert C. Canfield and Kenneth V.
Hager to act as the Proxy Committee,
each with the power to appoint his
substitute.  By signing this card,
you are (1) authorizing such Proxy     NOTE: If you mark "Withhold", your votes
Committee to represent and to vote     will not be cast for either nominee.
at the Annual Meeting of Stockholders  To have your votes cast for only one of
to be held on May 12, 1998, or any     the nominees, mark "For All Except" and
adjournment thereof, in the manner     strike a line through the name of the
you specify on this card, all the      nominee for whom you are not having your
shares of common stock of DST          votes cast.
Systems, Inc. you held of record on
March 17, 1998; and (2) acknowledging
that you have read the statements
set forth on the reverse of this
Proxy Card.


RECORD DATE SHARES:

                                         The DST Board recommends that
                                    you have your votes cast FOR the Election
                                               of Two Directors.

                                   Mark box at right if you plan to attend
                                   the Annual Meeting of Stockholders.     ___

                                   Mark box at right if an address change
                                   has been noted on the reverse of this   ___
                                   card.

Please be sure to sign
exactly as your name       Date
appears above and date                     All joint owners must sign. Officers
this Proxy Card.                           of corporate stockholders, executors,
                                           administrators, trustees, guardians
Stockholder sign here Co-owner sign here   and attorneys-in-fact must indicate
                                           the capacity in which they are
                                           signing.

DETACH CARD                                                        DETACH CARD
                                DST SYSTEMS, INC.
   Dear Stockholder:

   Important matters set forth in the enclosed proxy materials require your immediate attention and approval.

   DST strongly encourages you to exercise your right to authorize your proxy to vote your shares. Your proxy counts.

   Please sign the Proxy Card, detach it, and promptly return it in the enclosed postage paid envelope. Alternatively, you may authorize your proxy electronically at http://eproxy.irin.com/dst. If you choose to do so, you will need the 21-character identification across the top of the Proxy Card. It begins with the letters "BFCDSTCM".

   Thank you in advance for your prompt attention.

   Sincerely,

   DST Systems, Inc.


COMMON                                                                COMMON


                                DST SYSTEMS, INC.

                  Annual Meeting of Stockholders - May 12, 1998
                      Solicited on Behalf of the DST Board

The DST Board recommends that you have your votes cast FOR the Election of Two Directors. The Election of Two Directors has been proposed by the DST Board and that proposal is not related to or conditioned on the approval of any other proposal which may come before the meeting.

You authorize the Proxy Committee to vote this proxy cumulatively among director nominees for whom you have authorized the Proxy Committee to vote, which includes voting for less than all of such nominees if such a vote appears necessary to elect the maximum number of nominees listed on the reverse.

You authorize the Proxy Committee to vote in its discretion upon such other business as may properly come before the Annual Meeting. You may revoke this proxy in the manner described in the Proxy Statement dated March 31, 1998, receipt of which you hereby acknowledge.

If you do not specify how you authorize the Proxy Committee to vote on the proposal, you authorize it to vote FOR the nominees named herein.


       PLEASE DATE AND SIGN ON THE REVERSE AND RETURN PROMPTLY IN THE
          ENCLOSED ENVELOPE OR AUTHORIZE YOUR PROXY ELECTRONICALLY.


IF YOUR ADDRESS HAS CHANGED, PLEASE NOTE THE NEW ADDRESS BELOW.

----------------------------------------------------------------------

----------------------------------------------------------------------

----------------------------------------------------------------------

ESOP PARTICIPANT INSTRUCTION CARD

       IF MARKING BOXES,
  X    FOLLOW THIS EXAMPLE
 ___
-----------------------

   DST SYSTEMS, INC.
-----------------------      Election of Two Directors.       With-  For All
                                                         For  hold    Except

                                  A. Edward Allinson
                                    Michael G. Fitt      ___   ___     ___


                             NOTE: If you mark "Withhold", your votes will not be cast for either nominee. To have your votes cast for only one of the nominees, mark "For All Except" and strike a line through the name of the nominee for whom you are not having your votes cast.
RECORD DATE SHARES:
                                  The DST Systems, Inc. Board of Directors
                                recommends that you have your votes cast FOR
                                       the Election of Two Directors.

                             Mark box at right if you plan to attend the
                             Annual Meeting of Stockholders.               ___

                             Mark box at right if an address change has been noted on the reverse side of this card. ___

Please be sure to sign
exactly as your name     Date        By signing, you acknowledge that you
appears above and date               have read the reverse of this
this Instruction Card.               Instruction Card.

    Participant sign here

DETACH CARD                                                        DETACH CARD
                                DST SYSTEMS, INC.

   Dear ESOP Participant:

   Important matters set forth in the enclosed proxy materials require your immediate attention and approval.

   DST strongly encourages you to exercise your right to instruct the Trustee of The Employee Stock Ownership Plan and Trust Agreement of DST Systems, Inc. ("ESOP") how to vote the shares allocated to your ESOP account. Your instruction counts.

   Please mark the boxes on this Instruction Card to indicate how the Trustee shall vote your shares. Then sign the Instruction Card, detach it, and promptly return it. PLEASE USE THE ENCLOSED POSTAGE PAID ENVELOPE AND DO NOT RETURN THIS CARD TO THE COMPANY AS YOUR VOTE IS CONFIDENTIAL.

   Alternatively, you may make your instructions electronically at http://eproxy.irin.com/dst. If you choose to do so, you will need the 21-character identification across the top of the Instruction Card. It begins with the letters "BFCDSTEF".

   Thank you in advance for your prompt attention.

   Sincerely,

   DST Systems, Inc.


ESOP                                                                     ESOP


                                DST SYSTEMS, INC.
                  Annual Meeting of Stockholders - May 12, 1998

       CONFIDENTIAL VOTING INSTRUCTIONS TO UMB BANK, N.A. AS TRUSTEE UNDER THE EMPLOYEE STOCK OWNERSHIP PLAN AND TRUST AGREEMENT OF DST SYSTEMS, INC.


The Trustee of The Employee Stock Ownership Plan and Trust Agreement of DST Systems, Inc. ("ESOP") seeks your instruction on how to vote your shares on the proposal listed on the reverse side of this Instruction Card. The Election of Two Directors has been proposed by the DST Systems, Inc. Board of Directors (the "DST Board"), and that proposal is not related to or conditioned on the approval of any other proposal which may come before the meeting. The DST Board recommends that you have your votes cast FOR the Election of Two Directors.

By signing this Instruction Card, you direct that the voting rights pertaining to shares of common stock of DST Systems, Inc. held by the Trustee and allocated to your ESOP account shall be exercised as specified herein by you at the Annual Meeting of Stockholders to be held on May 12, 1998, or any adjournment thereof, and in the Trustee's discretion on all other matters properly brought before the Annual Meeting of Stockholders. You may revoke your instruction in the manner described in the Proxy Statement dated March 31, 1998, receipt of which you hereby acknowledge.

If you specify no choice or fail to return this Instruction Card, the Trustee will vote shares allocated to your ESOP account in the same proportion as the shares held by the ESOP for which the Trustee receives voting instructions.


    PLEASE DATE AND SIGN ON THE REVERSE AND RETURN PROMPTLY IN THE ENCLOSED
               ENVELOPE OR MAKE YOUR INSTRUCTIONS ELECTRONICALLY.


IF YOUR ADDRESS HAS CHANGED, PLEASE NOTE THE NEW ADDRESS BELOW.

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------



DST ELECTRONIC PROXY CARD

The following online proxy card allows you to electronically authorize the voting of your shares. Your vote will not be authorized until you have clicked the SUBMIT PROXY button. Voting is explained in the DST Systems, Inc. Proxy Statement dated March 31, 1998, which you received by mail. If you encounter difficulties in voting electronically, please complete the Proxy Card you received with the Proxy Statement and mail it in the envelope provided to you.

CONTINUE TO THE PROXY CARD.

                                DST SYSTEMS, INC.

                  ANNUAL MEETING OF STOCKHOLDERS - MAY 12, 1998
         SOLICITED ON BEHALF OF THE DST SYSTEMS, INC. BOARD OF DIRECTORS

The DST Systems, Inc. Board of Directors (the "DST Board") has appointed Messrs. Thomas A. McDonnell, Robert C. Canfield and Kenneth V. Hager to act as the Proxy Committee, each with the power to appoint his substitute. By submitting this proxy, you are (1) authorizing such Proxy Committee to represent and to vote at the Annual Meeting of Stockholders to be held on May 12, 1998, or any adjournment thereof, in the manner you specify, all the shares of common stock of DST Systems, Inc. you held of record on March 17, 1998; and (2) acknowledging that you have read the statements set forth below.

The Election of Two Directors has been proposed by the DST Board and that proposal is not related to or conditioned on the approval of any other proposal which may come before the meeting.

You authorize the Proxy Committee to vote this proxy cumulatively among director nominees for whom you have authorized the Proxy Committee to vote, which includes voting for less than all of such nominees if such a vote appears necessary to elect the maximum number of nominees of the DST Board.

You authorize the Proxy Committee to vote in its discretion upon such other business as may properly come before the Annual Meeting. You may revoke this proxy in the manner described in the Proxy Statement dated March 31, 1998, receipt of which you hereby acknowledge.

If you do not specify how you authorize the Proxy Committee to vote on the proposal, you authorize it to vote FOR the Election of Two Directors.

THE DST BOARD RECOMMENDS THAT YOU HAVE YOUR VOTES CAST FOR THE ELECTION OF TWO DIRECTORS.

PROPOSAL -- ELECTION OF TWO DIRECTORS

____     FOR A. Edward Allinson and Michael G. Fitt

____     WITHHOLD Votes for A. Edward Allinson and Michael G. Fitt

____     FOR ALL EXCEPT A. Edward Allinson

____     FOR ALL EXCEPT Michael G. Fitt

IF YOU CLICK "WITHHOLD," YOUR VOTES WILL NOT BE CAST FOR EITHER NOMINEE. TO HAVE ALL YOUR VOTES CAST FOR ONLY ONE OF THE NOMINEES, CLICK "FOR ALL EXCEPT" THE NOMINEE FOR WHOM YOU ARE NOT VOTING.

IF YOUR ADDRESS HAS CHANGED, PLEASE ENTER THE NEW ADDRESS IN THE FOLLOWING BOX:

If you are a joint owner of the shares being voted, you attest by clicking the SUBMIT PROXY button that all owners of such shares have consented to the authorization of this proxy.

If you are holding the shares being voted as an executor, administrator, trustee, guardian, or attorney-in-fact, or if you are an officer of a corporate stockholder, you attest by clicking the SUBMIT PROXY button that you have the authority to authorize this proxy.

To authorize your vote, click the "SUBMIT PROXY" button.



DST ESOP PARTICIPANT ELECTRONIC INSTRUCTION CARD

The following online instruction card allows you to electronically instruct the trustee of The Employee Stock Ownership Plan and Trust Agreement of DST Systems, Inc. (the "ESOP") how to vote your shares. Your instruction will not be made until you have clicked the SUBMIT INSTRUCTION button. Voting is explained in the DST Systems, Inc. Proxy Statement dated March 31, 1998, which you received by mail. If you encounter difficulties in voting electronically, please complete the Instruction Card you received with the Proxy Statement and mail it in the envelope provided to you.

CONTINUE TO THE INSTRUCTION CARD.

                                DST SYSTEMS, INC.

                  ANNUAL MEETING OF STOCKHOLDERS - MAY 12, 1998

          CONFIDENTIAL VOTING INSTRUCTIONS TO UMB BANK, N.A. AS TRUSTEE
           UNDER THE EMPLOYEE STOCK OWNERSHIP PLAN AND TRUST AGREEMENT
                              OF DST SYSTEMS, INC.

The Trustee of The Employee Stock Ownership Plan and Trustee Agreement of DST Systems, Inc. ("ESOP") seeks your instruction on how to vote your shares on the proposal described on this Instruction Card. The Election of Two Directors has been proposed by the DST Systems, Inc. Board of Directors (the "DST Board"), and that proposal is not related to or conditioned on the approval of any other proposal which may come before the meeting.

By submitting your instruction, you direct that the voting rights pertaining to shares of common stock of DST Systems, Inc. held by the Trustee and allocated to your ESOP account shall be exercised as specified electronically by you at the Annual Meeting of Stockholders to be held on May 12, 1998, or any adjournment thereof, and in the Trustee's discretion on all other matters that are properly brought before the Annual Meeting of Stockholders. You may revoke your instruction in the manner described in the Proxy Statement dated March 31, 1998, receipt of which you hereby acknowledge.

IF YOU SPECIFY NO CHOICE OR FAIL TO SUBMIT YOUR INSTRUCTION, THE TRUSTEE WILL VOTE SHARES ALLOCATED TO YOUR ESOP ACCOUNT IN THE SAME PROPORTION AS THE SHARES HELD BY THE ESOP FOR WHICH THE TRUSTEE RECEIVES VOTING INSTRUCTIONS.

THE DST BOARD RECOMMENDS THAT YOU HAVE YOUR VOTES CAST FOR THE ELECTION OF TWO DIRECTORS.

PROPOSAL -- ELECTION OF TWO DIRECTORS

____     FOR A. Edward Allinson and Michael G. Fitt

____     WITHHOLD Votes for A. Edward Allinson and Michael G. Fitt

____     FOR ALL EXCEPT A. Edward Allinson

____     FOR ALL EXCEPT Michael G. Fitt

IF YOU CLICK "WITHHOLD," YOUR VOTES WILL NOT BE CAST FOR EITHER NOMINEE. TO HAVE ALL YOUR VOTES CAST FOR ONLY ONE OF THE NOMINEES, CLICK "FOR ALL EXCEPT" THE NOMINEE FOR WHOM YOU ARE NOT VOTING.

IF YOUR ADDRESS HAS CHANGED, PLEASE ENTER THE NEW ADDRESS IN THE FOLLOWING BOX:

To instruct the ESOP trustee how to vote your shares, click the "SUBMIT INSTRUCTION" button.